UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2008

SAFEWAY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Safeway Inc. (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On December 4, 2008, we will hold our annual investor conference, at which slides regarding our recent performance and 2009 earnings guidance will be presented. Copies of certain of the slides are attached hereto as Exhibit 99.2 and incorporated herein by reference.

In the investor conference presentation, the press release announcing the investor conference and our other public statements in connection with the presentation and the press release, we use the following financial measures that are not measures of financial performance under U.S. generally accepted accounting principles (non-GAAP financial measures):

•

“Adjusted EBITDA” for 2003 through 2007 and for the rolling four quarters ended September 6, 2008, which is defined by our bank credit agreement as EBITDA (earnings before interest, income taxes, depreciation and amortization), excluding the following:

•	LIFO expense (income);

•	Stock option expense;

•	Property impairment charges;

•	Equity in (earnings) losses of unconsolidated affiliates; and

•	Dividend received from unconsolidated affiliate.

Additional items were excluded in 2003 as described in the attached slides.

•

“Adjusted EBITDA as a multiple of interest expense” for 2003 through 2007 and for the rolling four quarters ended September 6, 2008, which is calculated by dividing Adjusted EBITDA by interest expense.

•

Adjusted Earnings Per Diluted Share for the years 1993 through the forecasted guidance range for 2008, which is defined as reported earnings per diluted share, including/excluding certain unusual items, as described in the attached slides and in this Form 8-K.

•

Adjusted Basis Point Change in Operating Profit Margin, Excluding Fuel and Unusual Items for 2004 through 2007, for the 36 weeks ended September 6, 2008 and for the forecasted ranges for 2008 and 2009, which is defined as reported basis point increase or decrease in operating profit margin over the prior year or forecasted range of basis point increase in operating profit margin over the prior year, as applicable, excluding fuel and certain unusual items, as described in the attached slides and in this Form 8-K.

•

Adjusted Basis Point Change in Operating and Administrative Expense, Excluding Fuel and Unusual Items for 2003 through 2007 and for the 36 weeks ended September 6, 2008, which is defined as reported basis point increase or decrease in operating and administrative expense over the prior year, excluding fuel and certain unusual items, as described in the attached slides and in this Form 8-K.

•

Adjusted Basis Point Change in Gross Margin, Excluding Fuel for the 36 weeks ended September 6, 2008, which is defined as reported basis point increase or decrease in gross margin over the prior year, excluding fuel.

•

“Free Cash Flow” for 2005 through 2007, for the 36 weeks ended September 6, 2008 and for the forecasted ranges for 2008 through 2013, which is calculated as net cash flow from operating activities, as adjusted to exclude payables related to third-party gift cards, net of receivables, less net cash flow used by investing activities. Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less our commission, to card partners. Because this cash flow is temporary, it is not available for other uses, and it is therefore excluded from our calculation of free cash flow.

Additional items were included/excluded in 2006 as described in the attached slides.

Reconciliations of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the attached slides, which are also available on our website at http://www.safeway.com/investor_relations under Presentations.

The exclusions included in Adjusted Earnings Per Diluted Share include impairment charges at our Texas and Dominick’s stores, closing costs relating to Texas and Dominick’s store closures, the Northern California employee buyout, health and welfare benefit contributions, rent holiday accruals, stock option expense and income tax associated with the resolution of certain tax issues. Management believes that excluding these items provides a useful financial measure that will facilitate comparisons of our operating results before, during and after such expenses are incurred, as well as facilitate comparisons of our performance with that of other companies that might not have the impairment charges, closing costs, employee buyouts, health and welfare benefit contributions, rent holidays, stock option expense and income taxes that we have experienced. Management also believes that investors, analysts and other interested parties view our Adjusted Earnings Per Diluted Share as an indicator of our ongoing operating performance.

Management believes that Adjusted Basis Point Change in Operating Profit Margin, Excluding Fuel and Unusual Items provides a useful financial measure that will facilitate comparisons of our adjusted operating profit margins before, during and after the unusual or unpredictable expenses are incurred, as well as facilitate comparisons of our performance with that of other companies that might not have the non-cash charges, store closures, health and welfare benefit contributions, employee buyout, stock option expense and strike charges that we have experienced.

Management believes that Adjusted Basis Point Change in Operating and Administrative Expense, Excluding Fuel and Unusual Items provides a useful financial measure that will facilitate comparisons of our adjusted operating and administrative expense before, during and after the unusual or unpredictable expenses are incurred, as well as facilitate comparisons of our performance with that of other companies that might not have the non-cash charges, store closures, health and welfare benefit contributions, employee buyout, stock option expense and strike charges that we have experienced.

Management also believes that excluding fuel sales from operating profit margin, operating and administrative expense and gross margin provides more useful measures because volatility in fuel prices and the resulting fluctuations in our sales and cost of sales may distort investors’, analysts’ and other interested parties’ perception of our operating performance. Management also believes that investors, analysts and other interested parties view Adjusted Basis Point Change in Operating Profit Margin, Excluding Fuel and Unusual Items, Adjusted Basis Point Change in Operating and Administrative Expense, Excluding Fuel and Unusual Items and Adjusted Basis Point Change in Gross Margin, Excluding Fuel as indicators of our ongoing operating performance.

Reconciliations of Free Cash Flow to GAAP cash flow are provided in the attached slides. The reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measures – net income and net cash flow from operating activities – also are provided in the attached slides. Each of these non-GAAP financial measures provides information regarding various aspects of the cash that our business generates, which management believes is useful to understanding our business.

Management believes that Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense are useful measures of operating performance that facilitate management’s evaluation of our ability to service debt and our capability to incur more debt to generate the cash needed to grow the business (including at times when interest rates fluctuate). Omitting interest, taxes and the enumerated items provides a financial measure that is useful to management in assessing operating performance because the cash our business operations generate enables us to incur debt and thus to grow.

Management believes that Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense also facilitate comparisons of our results of operations with those of companies having different capital structures. Since the levels of indebtedness, tax structures, methodologies in calculating LIFO expense (income) and unconsolidated affiliates that other companies have are different from ours, we omit these amounts to facilitate investors’ ability to make these comparisons. Similarly, we omit depreciation and amortization because other companies may employ a greater or lesser amount of owned property and because, in management’s experience, whether a store is new or one that is fully or mostly depreciated does not necessarily correlate to the contribution that such store makes to operating performance.

Management also believes that investors, analysts and other interested parties view our ability to generate Adjusted EBITDA and Free Cash Flow as an important measure of our operating performance and that of other companies in our industry.

Free Cash Flow, Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense are useful indicators of Safeway’s ability to service debt and fund share repurchases that management believes will enhance stockholder value. Adjusted EBITDA also is a useful indicator of cash available for investing activities. A portion of the Free Cash Flow that the Company generates in 2008 through 2013 is expected to be spent on mandatory debt service requirements or other non-discretionary expenditures. Our estimate of the ranges of Free Cash Flow for 2008 and 2009 (without giving effect to cash flow related to Blackhawk Network’s gift card payables and receivables) is used by management as a baseline for estimating our 2008 and 2009 Free Cash Flow. Management is unable to estimate the effect that Blackhawk Network’s gift card payables and receivables will have on Free Cash Flow for 2008 through 2013, and therefore is not able to provide any reconciliation of such amounts to the most directly comparable GAAP financial measure.

These non-GAAP financial measures should not be considered as an alternative to net cash from operating activities or other increases and decreases in cash as shown on Safeway’s Consolidated Statements of Cash Flows for the periods indicated as a measure of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies in our industry may calculate Free Cash Flow and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

Additional limitations include:

•	Adjusted EBITDA does not reflect our cash expenditures for capital expenditures;

•	Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;

•	Adjusted EBITDA does not reflect cash requirements for income taxes paid; and

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements.

Because of these limitations, our non-GAAP financial measures should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally.

Item 7.01.	Regulation FD Disclosure.

On December 4, 2008, Safeway issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 4, 2008 of Safeway Inc.

99.2	Reconciliations and Certain Slides Presented at December 4, 2008 Investor Conference

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, estimates of diluted earnings per share and diluted earnings per share growth, identical-store sales, operating profit margins, operating and administrative expense margins, gross margins, capital expenditures, free cash flow, financial and operating results, total debt and debt reduction and Lifestyle stores. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “plans,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: general business and economic conditions in our operating regions, including the rate of inflation, consumer spending levels, currency valuations, population, employment and job growth in our markets; pricing pressures and competitive factors, which could include pricing strategies, store openings, remodels or acquisitions by our competitors; results of our programs to control or reduce costs, improve buying practices and control shrink; results of our programs to increase sales; results of our continuing efforts to improve corporate brands; results of our programs to improve our perishables departments; results of our promotional programs; results of our capital program; results of our efforts to improve working capital; results of any ongoing litigation in which we are involved or any litigation in which we may become involved; the resolution of uncertain tax positions; the ability to achieve satisfactory operating results in all geographic areas where we operate; changes in the financial performance of our equity investments; labor costs, including benefit plan costs and severance payments, or labor disputes that may arise from time to time and work stoppages that could occur in areas where certain collective bargaining agreements have expired or are on indefinite extensions or are scheduled to expire in the near future; failure to fully realize or delay in realizing growth prospects for new business ventures including Blackhawk Network Holdings, Inc. (“Blackhawk”); legislative, regulatory, tax, accounting or judicial developments, including with respect to Blackhawk; the cost and stability of fuel, energy and other power sources; the impact of the cost of fuel on gross margin and identical-store sales; adverse developments with regard to food and drug safety and quality issues or concerns that may arise; loss of a key member of senior management; data security or other information technology issues that may arise; unanticipated events or changes in real estate matters, including acquisitions, dispositions and impairments; adverse weather conditions; performance in new business ventures or other opportunities that we pursue, including Blackhawk; the capital investment in and financial results from our Lifestyle stores; the rate of return on our pension assets; and the availability and terms of financing, including interest rates and our ability to issue commercial paper or public debt or to borrow under our lines of credit as a result of current financial market conditions. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so. Please refer to our reports and filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and subsequent Current Reports on Form 8-K, for a further discussion of these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: December 4, 2008	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated December 4, 2008 of Safeway Inc.

99.2	Reconciliations and Certain Slides Presented at December 4, 2008 Investor Conference